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                                                                EXHIBIT 10.16(b)

                             RENT DEFERRAL AGREEMENT

         This RENT DEFERRAL AGREEMENT ("Agreement") is entered as of this 30th day of December, 2003, by and between WA - SUNSET NORTH BELLEVUE, L.L.C., a Washington limited liability company formerly known as EOP - Sunset North Bellevue, L.L.C. ("LANDLORD"), and BSQUARE CORPORATION, a Washington corporation ("TENANT").

                                    RECITALS

         A. WRC Sunset North LLC, a Washington limited liability company ("WRC") and Tenant entered into that certain Office Lease Agreement dated as of January 15, 1999 (the "ORIGINAL LEASE"), and that certain First Amendment to Office Lease Agreement dated as of July 27, 1999 (the "FIRST AMENDMENT").

         B. Landlord, as successor to WRC, and Tenant further amended the Original Lease (as amended by the First Amendment) by entering into that certain Second Amendment dated as of January 3, 2001, and that certain Third Amendment dated as of April 2, 2001, and that certain Fourth Amendment dated as of September 13, 2002. The Original Lease and the First Amendment, collectively with the foregoing described amendments, is defined herein as the "LEASE." The Lease relates to premises located in the City of Bellevue, State of Washington, consisting of a portion of Building 4 of the Sunset North Corporate Campus, as more particularly described in the Lease.

         C. Landlord and Tenant are currently negotiating the terms of a further amendment of the Lease (the "FIFTH AMENDMENT").

         D. Tenant, as tenant, and an affiliate of Landlord (the "ATRIUM LANDLORD"), as landlord, are also currently negotiating the terms of a lease (the "ATRIUM LEASE") to be dated as of the same date as the Fifth Amendment, for space located at 110 Atrium Place, Bellevue, Washington, as more particularly described in the Atrium Lease.

         E. Because Landlord and Tenant currently contemplate that the Fifth Amendment, if entered into, would defer and partially forgive (and may eventually completely forgive) all rent due under the Lease for the period commencing on January 1, 2004, Landlord and Tenant now desire to provide for a deferral of such rent during the period, if any, commencing on January 1, 2004 and ending on the earlier of (i) the date that the Fifth Amendment and the Atrium Lease are entered into, or (ii) the date that negotiations are terminated as described in Paragraph 1 below. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Lease.

                                    AGREEMENT

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. RENT DEFERRAL. So long as Tenant and Landlord or Atrium Landlord, as applicable, are negotiating the terms of the Fifth Amendment and/or Atrium Lease, all rent

                                       1.
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otherwise due under the Lease for the period commencing on January 1, 2004 and ending on December 31, 2004, shall be deferred until the Fifth Amendment and Atrium Lease are entered into by Tenant and Landlord and Atrium Landlord, as applicable, at which point the Fifth Amendment shall be deemed to control and be retroactive to January 1, 2004. In the event that Landlord or Tenant notifies the other that negotiations are being terminated without the Fifth Amendment and Atrium Lease having been entered into, then all rent deferred pursuant to this Agreement shall become due and payable within ten days of the date Tenant gives or receives such notice.

         2.       MISCELLANEOUS.

                  2.1 The Lease, as amended by this Agreement, is hereby ratified by Landlord and Tenant and Landlord and Tenant hereby agree that the Lease, as so amended, shall continue in full force and effect.

                  2.2 This Agreement may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Agreement shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.

                  2.3 This Agreement sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the date first written above.

                               LANDLORD:

                               WA - SUNSET NORTH BELLEVUE, L.L.C.,
                               a Washington limited liability company

                               By: EQUITY OFFICE MANAGEMENT, L.L.C.,
                                   a Delaware limited liability company, its
                                   non-member manager

                                   By: ____________________________________
                                   Its: ___________________________________
                                   Title: _________________________________

                                       2.
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                               TENANT:

                               BSQUARE CORPORATION, a Washington corporation

                               By: ____________________________________

                               Name: __________________________________

                               Title: _________________________________

                                       3.
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STATE OF ____________)
COUNTY OF ___________) ss:

         On this the ___ day of ________________, 20__, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared Susan J. Murphy, known to me to be a Vice President of a Delaware limited liability company known as Equity Office Management, L.L.C., the manager of one of the parties described in the foregoing instrument, and acknowledged that being authorized so to do, (s)he executed the foregoing instrument on behalf of said partnership by subscribing the name of said partnership by himself/herself, as a free and voluntary act, and as the free and voluntary act of said partnership, for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                ______________________________
                                                         Notary Public

My Commission Expires: _____________

STATE OF ____________)
COUNTY OF ___________) ss:

                  On this the ___ day of ____________, 20__, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared _________________________________ known to me to be a ___________________________________ of BSquare Corporation, one of
the parties described in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                ______________________________
                                                         Notary Public
My Commission Expires: _____________

                                       4.